Exhibit 99.1

LifePoint Health Appoints Michael S. Coggin as Chief Financial Officer

Leif Murphy Stepping Down to Pursue New Opportunity

Affirms 2016 Guidance

BRENTWOOD, Tenn.—(BUSINESS WIRE)— LifePoint Health, Inc. (NASDAQ:LPNT) today announced the appointment of Michael S. Coggin as Chief Financial Officer, effective September 30, 2016. Coggin, who has served as Chief Accounting Officer of the Company since 2008, succeeds Leif Murphy, currently Chief Financial Officer, who is leaving the Company to pursue another opportunity.

William F. Carpenter III, Chairman and Chief Executive Officer of LifePoint Health, said, “We are pleased to name Mike to the role of chief financial officer. His years of experience and service as a key member of our leadership team make him the right choice to lead our financial functions. Mike’s appointment underscores LifePoint’s well-established succession planning program and exceptional talent.”

Mike Coggin said, “I am honored to be named chief financial officer and look forward to helping advance LifePoint’s strategic and financial initiatives in this new capacity. I believe there are tremendous opportunities for the Company to continue its growth while providing patients with the highest quality of care, and I am excited to expand my role as part of the leadership team. I will continue to work closely with Bill Carpenter and David Dill to drive value for all of LifePoint’s stakeholders.”

Carpenter continued, “I would like to thank Leif for his service to LifePoint. Under his leadership of our finance team, the Company has continued to grow both organically and through acquisitions, return capital to shareholders and maintain a strong balance sheet. We wish Leif all the best.”

Leif Murphy said, “My tenure at LifePoint has been extremely gratifying. I am very proud of our accomplishments and I believe that the Company is well-positioned, both strategically and financially, for continued success, with a solid balance sheet and strong financial controls. I have great confidence in Mike’s ability and great respect for him as a leader — LifePoint is in good hands with Mike and the rest of the leadership team.”

LifePoint also today affirmed its 2016 guidance previously provided on July 29, 2016.

About Michael S. Coggin

Michael S. Coggin has served as Senior Vice President and Chief Accounting Officer for LifePoint since December 2008. In his role Mike is responsible for the Company’s external financial reporting, corporate accounting and consolidation functions, tax functions and the Company’s internal control compliance requirements. Additionally, Mike has certain responsibilities associated with the Company’s treasury and finance functions. Mike previously served as Chief Financial Officer of Specialty Care Services Group, a multi-service line healthcare provider primarily focused on providing perfusion and auto-transfusion services to hospitals. Prior to that, he was a senior vice president in the finance, accounting and internal audit groups of Renal Care Group, Inc. from April 2004 until its acquisition by Fresenius Medical Care AG & Co. KGaA in March 2006. He began his professional career as an auditor with KPMG Peat Marwick.

Mike holds both a Bachelor of Science in Business Administration and a Master of Accountancy from the University of Tennessee Knoxville. He currently serves on the Advisory Board for Belmont University’s Edward C. Kennedy Center for Business Ethics and recently completed the Nashville Healthcare Council Fellows class of 2016 program.

About LifePoint Health

LifePoint Health (NASDAQ: LPNT) is a leading healthcare company dedicated to Making Communities Healthier®. Through its subsidiaries, it provides quality inpatient, outpatient and post-acute services close to home. LifePoint owns and operates community hospitals, regional health systems, physician practices, outpatient centers, and post-acute facilities in 22 states. It is the sole community healthcare provider in the majority of the non-urban communities it serves. More information about the company can be found at www.LifePointHealth.net. All references to “LifePoint,” “LifePoint Health” or the “Company” used in this release refer to affiliates or subsidiaries of LifePoint Health, Inc.

Important Legal Information. Certain statements contained in this release, including LifePoint’s revised Guidance for the year ended December 31, 2016, are based on current management expectations and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to qualify for the safe harbor protections from liability provided by the Private Securities Litigation Reform Act of 1995. Numerous factors exist which may cause results to differ from these expectations. Many of the factors that will determine our future results are beyond our ability to control or predict with accuracy. Such forward-looking statements reflect the current expectations and beliefs of the management of LifePoint, are not guarantees of performance and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ from those described in the forward-looking statements. These forward-looking statements may also be subject to other risk factors and uncertainties, including without limitation: (i) the effects related to the enactment and implementation of healthcare reform, the possible enactment of additional federal or state healthcare reforms and possible changes in healthcare reform laws and other federal, state or local laws or regulations affecting the healthcare industry including the timing of the implementation of reform; (ii) the extent to which states support increases, decreases or changes in Medicaid programs, or alter the provision of healthcare to state residents through regulation or otherwise; (iii) delays in receiving payments for services provided, reductions in Medicare or Medicaid payments (including increased recoveries made by Recovery Audit Contractors (RACs) and similar governmental agents), compared to the timing of expanded coverage; (iv) reductions in reimbursements from commercial payors; (v) our ability to acquire healthcare facilities on favorable terms and the business risks, unknown or contingent liabilities and other costs associated therewith; (vi) our ability to successfully integrate acquired facilities into our ongoing operations and to achieve the anticipated financial results and synergies from such acquisitions, individually or in the aggregate; (vii) our ongoing ability to demonstrate meaningful use of certified electronic health record technology and recognize income for the related Medicare or Medicaid incentive payments; (viii) the deterioration in the collectability of “bad debt” and “patient due” accounts, and the number of individuals without insurance coverage (or who are underinsured) who seek care at our facilities; (ix) whether our core strategies will result in anticipated operating results, including measurable quality and satisfaction improvements; (x) whether our efforts to reduce the cost of providing healthcare while increasing the quality of care are successful; (xi) the ability to attract, recruit or employ and retain qualified physicians, nurses, medical technicians and other healthcare professionals and the increasing costs associated with doing so, including the direct and indirect costs associated with employing physicians and other healthcare professionals; (xii) the loss of certain physicians in markets where such a loss can have a disproportionate impact on our facilities in such market; (xiii) the application and enforcement of increasingly stringent and complex laws and regulations governing our operations and healthcare generally (and changing interpretations of applicable laws and regulations), related enforcement activity and the potentially adverse impact of known and unknown government investigations, litigation and other claims that may be made against us; (xiv) any interruption of or restriction in our prompt access to licensed or owned information (and information technology systems) or failure in our ability to integrate changes to our existing information systems or information systems of acquired facilities; (xv) adverse events in states where a large portion of our revenues are concentrated; (xvi) liabilities resulting from potential malpractice and related legal claims brought against our facilities or the healthcare providers associated with, or employed by, such facilities or affiliated entities; (xvii) our increased dependence on third parties to provide purchasing, revenue cycle and payroll services and information technology and their ability to do so effectively; (xviii) the continued viability of our operations through joint venture entities, the largest of which is Duke LifePoint Healthcare, our partnership with a wholly controlled affiliate of Duke University Health Systems, Inc.; and (xix) those other risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission. Therefore, our future results may differ materially from those described in this release. LifePoint undertakes no obligation to update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-Looking Statements

We make forward-looking statements in this report, other reports and in statements we file with the Securities and Exchange Commission (“SEC”) and/or release to the public. In addition, our senior management makes forward-looking statements orally to analysts, investors, the media and others. Broadly speaking, forward-looking statements include: projections of our revenues, net income, earnings per share, capital expenditures, cash flows, debt repayments, interest rates, operating statistics and data or other financial items; efforts to reduce the cost of providing healthcare while increasing quality; descriptions of plans or objectives of our management for future operations, services or growth plans including acquisitions, divestitures, business strategies, core strategies and other initiatives, including our relationship with Duke University Health System, Inc. through Duke LifePoint Healthcare; interpretations of Medicare and Medicaid laws and regulations and their effect on our business; and descriptions of assumptions underlying or relating to any of the foregoing.

In this report, for example, we make forward-looking statements, including statements discussing our expectations about: future financial performance and condition; future liquidity and capital resources; future cash flows; existing debt; changes in depreciation and amortization expenses; future net revenue days outstanding; our business strategy and operating philosophy; effects of competition in our markets; costs of providing care to our patients; our compliance with new and existing laws and regulations as well as costs and benefits associated with compliance; the impact of national healthcare reform; other income from electronic health records (“EHR”); anticipated capital expenditures, including routine projects, investments in information systems and capital projects related to recent acquisitions and the expectation that capital commitments could be a significant component of future acquisitions; timeframes for completion of capital projects; implementation of supply chain management and revenue cycle functions; accounting estimates and the impact of accounting methodologies; industry and general economic trends; patient shifts to lower cost healthcare plans which generally provide lower reimbursement; participation in the healthcare exchanges and the impact of the increasing use of narrow networks and tiered networks; reimbursement changes, including policy considerations and changes resulting from state budgetary restrictions; patient volumes and related revenues; claims and legal actions relating to professional liabilities; governmental investigations and voluntary self-disclosures; and physician recruiting, employment and retention.

Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements often include words such as “can,” “could,” “may,” “should,” “believe,” “will,” “would,” “expect,” “project,” “estimate,” “seek,” “anticipate,” “intend,” “target,” “continue,” “predict” or similar expressions. You should not unduly rely on forward-looking statements, which give our expectations about the future and are not guarantees. Forward-looking statements speak only as of the date they are made. We operate in a continually changing business environment, and new risk factors emerge from time to time. We cannot predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied by any forward-looking statement. We do not undertake any obligation to update our forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

There are several factors, some beyond our control that could cause results to differ significantly from our expectations. Some of these factors, as well as other factors such as market, operational, liquidity, interest rate and other risks, are described in Part I, Item 1A. Risk Factors and Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk of the 2015 Annual Report on Form 10-K. Any factor described in this report and in the 2015 Annual Report on Form 10-K could by itself, or together with one or more factors, adversely affect our business, results of operations and/or financial condition. There may be factors not described in this report or in the 2015 Annual Report on Form 10-K that could also cause results to differ from our expectations.

LifePoint Health

Michelle Augusty, 615-920-7654

Senior Director, Communications